Property, plant and equipment	12 Months Ended
Dec. 31, 2020
Property, plant and equipment .
Property, plant and equipment
7	Property, plant and equipment

				Electric utility	Transport-
	Dams	Port facilities	Buildings	plant in service	ation facilities	Others	CIP	Total
As at 1 January 2019
Cost	2,308,072	3,409,830	12,566,461	472,814,967	1,219,218	7,226,391	27,112,542	526,657,481
Accumulated depreciation	(301,125)	(560,284)	(4,147,947)	(221,703,642)	(486,676)	(4,722,608)	—	(231,922,282)
Accumulated impairment losses	(402,223)	—	(120,296)	(11,099,636)	—	(38,205)	(1,013,567)	(12,673,927)
Net book value	1,604,724	2,849,546	8,298,218	240,011,689	732,542	2,465,578	26,098,975	282,061,272
Year ended 31 December 2019
Beginning of the year	1,604,724	2,849,546	8,298,218	240,011,689	732,542	2,465,578	26,098,975	282,061,272
Upon adoption of IFRS 16	—	—	—	(1,387,259)	—	(229,292)	—	(1,616,551)
Beginning of the year (restated)	1,604,724	2,849,546	8,298,218	238,624,430	732,542	2,236,286	26,098,975	280,444,721
Reclassification	—	(1,104,389)	6,313	(183)	—	1,098,259	—	—
Acquisition	—	—	—	—	—	—	2,038,550	2,038,550
Additions	—	—	7,249	187,370	242	164,909	29,978,861	30,338,631
Transfer from CIP	39	1,794,267	771,582	17,261,238	190,777	158,621	(20,176,524)	—
Disposals/write-off	(2,292)	—	(470,877)	(157,316)	(4)	(4,664)	—	(635,153)
Depreciation charge	(42,965)	(88,629)	(430,155)	(20,057,767)	(69,473)	(449,818)	—	(21,138,807)
Impairment charge	—	(439,190)	(116,355)	(3,864,903)	(993)	(43,432)	(1,255,117)	(5,719,990)
Currency translation differences	—	—	—	298,193	—	(3,764)	526	294,955
End of the year	1,559,506	3,011,605	8,065,975	232,291,062	853,091	3,156,397	36,685,271	285,622,907
As at 31 December 2019
Cost	2,305,554	3,975,987	12,916,746	488,256,686	1,410,233	8,429,661	38,949,263	556,244,130
Accumulated depreciation	(343,836)	(525,192)	(4,614,648)	(241,169,240)	(556,149)	(5,191,819)	—	(252,400,884)
Accumulated impairment losses	(402,212)	(439,190)	(236,123)	(14,796,384)	(993)	(81,445)	(2,263,992)	(18,220,339)
Net book value	1,559,506	3,011,605	8,065,975	232,291,062	853,091	3,156,397	36,685,271	285,622,907
Year ended 31 December 2020
Beginning of the year	1,559,506	3,011,605	8,065,975	232,291,062	853,091	3,156,397	36,685,271	285,622,907
Reclassification	(73,290)	—	124,978	38,186	(75,100)	(14,774)	—	—
Acquisition (Note 39)	—	—	11,222	975,303	—	4,081	1,878	992,484
Additions	—	—	12,839	622,380	—	163,389	42,976,346	43,774,954
Transfer from CIP	4,773	24,938	447,047	27,265,667	7,305	259,431	(28,009,161)	—
Other additions	—	—	23,652	189,847	—	9,185	—	222,684
Reclassification to Investment property	—	—	(1,348)	—	—	—	—	(1,348)
Disposals/write-off	—	—	(10,259)	(594,632)	(24)	(9,613)	—	(614,528)
Depreciation charge	(43,218)	(126,252)	(537,815)	(20,139,034)	(59,926)	(468,716)	—	(21,374,961)
Impairment charge	(92,026)	—	(109,205)	(7,552,442)	—	(24,875)	(68,830)	(7,847,378)
Other decrease	—	—	—	(262,788)	—	—	—	(262,788)
Currency translation differences	—	—	—	(332,568)	—	(3,476)	(4,840)	(340,884)
End of the year	1,355,745	2,910,291	8,027,086	232,500,981	725,346	3,071,029	51,580,664	300,171,142
As at 31 December 2020
Cost	2,218,159	4,000,925	13,496,843	511,570,031	1,334,131	8,504,371	53,909,608	595,034,068
Accumulated depreciation	(402,811)	(651,444)	(5,127,671)	(256,998,944)	(608,003)	(5,331,854)	—	(269,120,727)
Accumulated impairment losses	(459,603)	(439,190)	(342,086)	(22,070,106)	(782)	(101,488)	(2,328,944)	(25,742,199)
Net book value	1,355,745	2,910,291	8,027,086	232,500,981	725,346	3,071,029	51,580,664	300,171,142

Interest capitalization

Interest expense of approximately RMB928 million (2019: RMB580 million) arising on borrowings for the construction of property, plant and equipment was capitalized during the year and was included in ‘Additions’ in property, plant and equipment. The weighted average capitalization rate was approximately 4.12% (2019: 4.44%) per annum.

7	Property, plant and equipment (continued)

Impairment

Note 1: Impairment of CGUs

For each CGU with indicator of impairment, the Group determines the recoverable amount based on the discounted future cash flow of the CGU. An impairment loss is recognized if the carrying amount of the CGU exceeds its recoverable amount. In 2020, impairment losses of property, plant and equipment amounting to RMB7,779 million were recognized, including RMB7,435 million for CGUs and RMB344 million for individual assets. The details are as follows:

	Net book value of CGUs after impairment			Impairment recognized
	(RMB million)			(RMB million)
	31 December 2020			(For the year ended 31 December)
			Land use
			right and
		Electric	other assets
		utility plant	included in
Company Name	Buildings	in service	CGUs	2020	2019	2018
Huaneng Yichun Thermal Power Limited Company (“Yichun Thermal Power”) (a)	50	1,488	242	721	—	—
Huaneng Guilin Gas Distributed Energy Co., Ltd. ("Guilin Gas Energy”) (b)	20	310	162	492	—	—
Huaneng Shandong Power Generation Co., Ltd. Baiyanghe Power Plant ("Baiyanghe Power Plant ") (c)	47	1,035	90	750	—	—
Huaneng Shandong Power Generation Co., Ltd. Zhongtai Power Plant ("Zhongtai Power Plant ") (c)	4	159	42	457	—	—
Huaneng Jiaxiang Power Generation Limited Company ("Jiaxiang Power") (c)	49	639	125	625	—	—
Huaneng Jining Yunhe Power Generation Co., Ltd. ("Yunhe Power") (c)	11	1,185	227	986	—	—
Huaneng Shandong Power Generation Co., Ltd. Yantai Power Plant ("Yantai Power Plant") (c)	34	331	280	661	—	—
Huaneng Liaocheng Co-generation Limited Company ("Liaocheng Co-generation ") (c)	6	1,388	458	700	—	—
Huaneng Linyi Power Generation Limited Company ("Linyi Power") (c)	8	2,080	226	979	—	—
Huaneng Tongwei Wind Power Generation Limited Liability Company ("Tongwei Wind Power ") (d)	5	586	12	352	—	—
Huaneng Yingkou Xianrendao Co-generation Co., Ltd. ("Xianrendao Co-generation ") (e)	—	886	63	274	—	—
Huaneng Zuoquan Coal-fired Power Generation Limited Liability Company ("Zuoquan Coal-fired Power ") (f)	35	2,660	57	270	—	—
Huaneng Hainan Power Generation Co., Ltd. Gezhen Hydropower Plant ("Gezhen Hydropower ") (g)	3	42	270	168	—	—
Total	272	12,789	2,254	7,435	—	—

7	Property, plant and equipment (continued)

Impairment (continued)

Note 1: Impairment of CGUs (continued)

(a)	Yichun Thermal Power

Yichun Thermal Power operates two 350MW combined heat and power coal-fired units. No.1 and No.2 generation units were put into operation in September and December 2015 respectively.

Due to the gradual depletion of resources in the major coal cities in Heilongjiang Province and the effects from the national policy of cutting overcapacity in the coal sector, Yichun Thermal Power’s performance has fallen sharply since 2019, with losses before income tax expense of RMB80 million and RMB160 million in 2019 and 2020 respectively (a profit of RMB37 million in 2018). During the impairment test in 2019, after a comprehensive analysis of both coal supply and demand sides of the province, management expected that the thermal coal price in Heilongjiang Province would gradually fall to a reasonable level in 2020, and therefore no impairment loss was recognized. In 2020, affected by the tighter coal import policies and policy rectification activities of the Inner Mongolia coal industry during the past 20 years, the supply tension of Heilongjiang Province's coal market was intensified, resulting in an increase in the coal price in Heilongjiang province as compared  to the other areas of China. In 2020, the unit price of standard coal consumed by Yichun Thermal Power increased by RMB24.26/ton in comparison with 2019, higher than the FY 2020 forecasted coal price by RMB61.66/ton. In addition, as a result of the continuous growth of new energy power generation in Heilongjiang Province, the market share of thermal power was eroded. Thus, Yichun Thermal Power’s operating performance will not be improved in the short term.

In 2020, Yichun Thermal Power carried out the impairment test of the above-mentioned CGU. The key assumptions used in estimating the recoverable amount include future sales volumes (power generation hours) and fuel prices. Other assumptions applied in the impairment tests include the average tariff. These assumptions are included in the following table:

Sales volume ( Power						Fuel prices (standard coal unit
generation hours)			Tariff (excluding tax)			price excluding tax)
Unit: hours/year			Unit: RMB/MWh			Unit: RMB/ton
	Actual in			Actual in			Actual in
Forecast period	2020	Fluctuation	Forecast period	2020	Fluctuation	Forecast period	2020	Fluctuation
4,140	4,217	77	360.00	341.36	18.64	782.34-738.17	798.21	15.87-60.04

Based on the regional market performance and the relevant power trading policies, Yichun Thermal Power estimates the power generation hours during the forecast period to remain consistent with the actual power generation hours in 2020. The expected fuel prices are estimated based on the coal's source structure, supply and demand, as well as relevant industrial policies. Unlike other regions, the coal market in Heilongjiang constantly reduced excessive capacity in the coal sector until the end of 2020 while other provinces have mostly completed the reduction in 2018. When the reduction of overcapacity and the policy rectification activities of the Inner Mongolia coal industry during the past 20 years come to an end, the high coal price in Heilongjiang Province will gradually decrease, and difference from the national average coal price in the next few years will narrow. During the 2020 impairment test, the unit price of standard coal during the forecast period is expected to slightly decrease and stabilize at RMB738.17/ton. This price is above the forecasted price of RMB720/ton in 2019. The tariff in the forecast period is estimated to be RMB360.00/MWh excluding tax, based on the current tariff structure and the relevant power transaction policies.

7	Property, plant and equipment (continued)

Impairment (continued)

Note 1: Impairment of CGUs (continued)

(a)	Yichun Thermal Power (continued)

In 2020, the recoverable amount was determined based on the discounted future cash flow of the CGU using the assumptions above and RMB721 million impairment losses of PPE were recognized. Management with the assistance of an independent appraiser Zhongjing Minxin (Beijing) Assets Appraisal Co., Ltd. determined the CGU’s recoverable amount.

(b)	Guilin Gas Energy

Guilin Gas Energy operates 3 sets of 51 MW gas-steam combined cycle units, 3 sets of waste heat boilers, 2 sets of 25 MW extraction condensing turbines and 1 set of 7 MW back pressure steam turbines, with a total installed capacity of 210 MW. Guilin Gas Energy put into operation in 2017. According to the "Approval of Huaneng Guilin World Tourism Project" (Guifagai Energy [2013] No.1175) in Guangxi Zhuang Autonomous Region, the operation mode of Guilin Gas Energy is based on the "power generation by heat" principle, in which the amount of power generated is determined by the size of the heating load, and the electricity generated is a by-product of heat production.

From 2018 to 2020, as the heating load of Guilin Yangtang Industrial Park where Guilin Gas Energy is located is significantly lower than the designed value and the growth remains slow, and the electricity quantity and tariff premium failed to meet the expectation, Guilin Gas Energy continued to suffer losses, and recognized losses before income tax expense of RMB119 million, RMB113 million and RMB52 million in 2018, 2019 and 2020, respectively. In 2019, Guilin Gas Energy believed that as the unit was recently put into operation, with customers continuously moving into the industrial park, the heating load would increase steadily in the future. In addition, the electricity quantity and tariff premium would also bring incremental benefits. Therefore, management performed impairment test and no impairment loss was recognized in 2019. In 2020, a number of potential major heating customers were affected by the changes in relocation policies, the planning of the industrial park and their own operational decisions and decided not to move to the Guilin Yangtang Industrial Park. Moreover, in December 2020, the company received "Letter on 2021 tariff premium of Huaneng Guilin Gas Distributed Energy Co., Ltd." (Guifagai Price Letter [2020] No.2455) from the Guangxi Zhuang Autonomous Region Development and Reform Commission. The letter clarified that the on-grid tariff premium for natural gas distributed power plants would not be increased, rather, it is expected to be further reduced to reach parity price. Considering the influence of decreased heat sales volumes and tariff premium, Guilin Gas Energy's operating performance will not be improved in the short term.

7	Property, plant and equipment (continued)

Impairment (continued)

Note 1: Impairment of CGUs (continued)

(b)	Guilin Gas Energy (continued)

In 2020, Guilin Gas Energy carried out the impairment test of the above-mentioned CGU. The key assumptions used in estimating the recoverable amount include future sales volume (power generation hours and heat sales volumes). Other assumptions applied in the impairment tests include the average tariff. These assumptions are included in the following table:

Sales volume				Sales volume
(Power generation hours)		Tariff		(Heat sales volume)
Unit: hours/year		Unit: RMB/MWh		(10,000 tons/year)
	Actual in		Actual in		Actual in
Forecast period	2020	Forecast period	2020	Forecast period	2020
2021:2,321		From 2021 to 2031:	Subsidized tariff:	2021:34
2022:2,363		the subsidized tariff	620.70	2022:36
2023:2,388	2,110	is 620.70, the tariff	Tariff without	2023:38
2024:2,421		without subsidies is	subsidies	2024:40
After 2025: from 2,455		356.00	:356.00	From 2025 to 2035
hours to 3,738 hours		From 2032 to 2047:		increases by 2 per year	14
		420.70		from 41 to 61;

				From 2036 to 2047
				increases by 1 per year
				from 62 to 73.

Management estimated heat sales volumes in the forecast period based on the current heating structure, the impacting factors on the heating capacity and the future development of the heating market. In 2021, the heat sales volumes are estimated to increase by 200 thousand tons in comparison with 2020, and to be 965,600 GJ (equivalent to 340 thousand tons). The main reason for the increase is that the northern heating pipeline of Guilin Gas Energy was put into operation by the end of January 2021 to supply heat to a beer company, which will increased the heating sales volume of around 200,000 tons, and the corresponding power generated will increase as well. After 2022, 11 newly developed customers in the area will achieve their designed production capacity, and new industrial customers will enter the area. Additionally, Guilin Gas Energy will continue to develop residential customers around the urban areas.  Management expects the heating sales will gradually grow to 730,000 tons in 2047, representing approximately 83% of the designed capacity.

Management estimated the power generation hours based on the scale of heat sales in each year during the forecast period. In 2021, as the northern heating pipeline of Guilin Gas Energy was officially put into operation, under the premise of ensuring the safe and stable operation of the power generating unit, the power generated is expected to be 487 million kWh (equivalent to 2,321 power generation hours). After 2022, with the expansion of Guilin Gas Energy's heat sales, it is reasonably expected that the power generation hours in the future will gradually increase from 2,363 hours in 2022 to 3,738 hours in the terminal period based on the "power generation by heat" principle.

7	Property, plant and equipment (continued)

Impairment (continued)

Note 1: Impairment of CGUs (continued)

(b)	Guilin Gas Energy (continued)

Management estimates the average tariff during the forecast period based on the ratified tariff and related price policies. It is forecasted that from 2021 to 2031, the applicable price within the scope of 323 million subsidized electricity will be RMB620.7/MWh, and RMB356/MWh for non-subsidized electricity. The subsidies for internal combustion engines in the Guangxi Zhuang Autonomous Region come from raising the transmission and distribution prices in the autonomous region. In recent years, China has continued to reduce industrial and commercial tariff and transmission and distribution prices. With reference to the changes in wind power, photovoltaic and other renewable energy tariff subsidies, combined with the trend of gradually reducing the on-grid tariffs of natural gas power generation in various places, management expected that the tariff subsidies for gas turbine projects are likely to be cancelled between 2032 and 2034. The on-grid tariff estimated in the forecast period from 2032 to 2047 is RMB420.7/MWh based on the benchmark on-grid tariff of coal-fired units in the autonomous region.

In 2020, the recoverable amount was determined based on the discounted future cash flow of the CGU using the assumptions above and RMB492 million impairment losses of PPE were recognized. Management with the assistance of an independent appraiser Beijing Guorongxinghua Assets Appraisal Co., Ltd. determined the CGU’s recoverable amount.

(c)	Baiyanghe Power Plant, Zhongtai Power Plant, Jiaxiang Power, Yunhe Power, Yantai Power Plant, Liaocheng Co-generation and Linyi Power

The Group operates 19 coal-fired power plants in Shandong province, among which 7 power plants have impairment indicators in 2020, including Baiyanghe Power Plant, Zhongtai Power Plant, Yunhe Power, Yantai Power Plant, Liaocheng Co-generation, Linyi Power and Jiaxiang Power. As a result of the impairment assessment, PPE impairment losses of RMB5,158 million and goodwill impairment losses of RMB661 million were recognized during the year ended 31 December 2020.

The remaining 12 power plants in Shandong province are as follows:

a)	Huaneng Power International, Inc. Jining Power Plant (“Jining Power Plant”) currently operates 2x135MW and 2x350MW coal-fired generating units, all located in Jinning city. All these 4 generation units were shut down for standby since November 2020 as required by Jining Municipal Government. Pursuant to Jining Municipal Government, the Company shall formally shut down the aforementioned 4 generation units, upon the completion of construction and power on-grid of another 2x600MW ultra-supercritical or high-efficiency environmental generation units. In 2020, Jining Municipal Government agreed to bear all the loss arising from the shut down for standby incurred by Jining Power Plant, and thus, management assessed no impairment necessary. In January 2021, Huaneng Shandong Power Generation Co., Ltd. ("Shandong Power") and Jining Municipal Government entered into an agreement stipulating that Shandong Power will obtain compensation for demolition and relocation from Jining Municipal Government and the agreed compensation amount is larger than the carrying amount of the CGU.

7	Property, plant and equipment (continued)

Impairment (continued)

Note 1: Impairment of CGUs (continued)

(c)	Baiyanghe Power Plant, Zhongtai Power Plant, Jiaxiang Power, Yunhe Power, Yantai Power Plant, Liaocheng Co-generation and Linyi Power (continued)
b)	Another seven power plants that operate in Shandong province have generated high profits historically and expect to maintain strong performance, including Huaneng Power International, Inc. Dezhou Power Plant (“Dezhou Power Plant”), Huaneng Weihai Power Generation Limited Liability Company (“Weihai Power”), Huaneng Jinan Huangtai Power Limited Company (“Huangtai Power”), Huaneng Laiwu Power Generation Limited Company (“Laiwu Power”), Shandong Rizhao Power Generation Limited Company (“Rizhao Power”), Huaneng Shandong Power Generation Co., Ltd. Yantai Bajiao Power Plant (“Yantai Bajiao Power Plant”) and Huaneng Xindian Power Generation Co., Ltd. (“Xindian Power”), and therefore there was no impairment loss recognized after impairment assessment.
c)	Management performed impairment assessment on three power plants including Huaneng Qufu Co-generation Limited Company (“Qufu Co-generation”), Huaneng Zhanhua Co-generation Limited Company (“Zhanhua Co-generation”) and Huaneng Jining Hi-Tech Zone Co-generation Limited Company (“Jining Co-generation”) in 2019, and the relevant CGUs have already been fully impaired in 2019.
d)	The two 350MW co-generation units of Huaneng Qingdao Co-generation Limited Company (“Qingdao Co-generation”) are still in the construction phase as at 31 December 2020 and therefore there was no impairment loss recognized after impairment assessment.
1)	Background of CGUs that recognized impairment during the year

Baiyanghe Power Plant operates 2x145MW and 2x300MW combined heat and power coal-fired generation units, among which, 2x145MW generation units commenced production in September 2003, 2x300MW generation units commenced production in December 2009, and the total installed capacity is 890MW.

Zhongtai Power Plant operates 2x150MW combined heat and power coal-fired generation units, No.1 and No.2 generation units commenced production in May 2007 and December 2007 respectively, and the total installed capacity is 300MW.

Jiaxiang Power operates 2x330MW subcritical coal-fired power generation units, No.1 and No.2 generation units commenced production in October 2006 and May 2007 respectively, and the total installed capacity is 660MW. In February 2019, the phase I project completed the heating equipment transformation, resulting into 6 million m2 heating supply capacity. In 2020, through the expansion and reconstruction of the first heating station, the heating supply capacity reached to 12 million m2.

Yunhe Power operates 4x145MW and 2x330MW combined heat and power coal-fired generation units, with a total installed capacity of 1,240MW. The generation units commenced production in 2000 (No.1 and No.2), 2003 (No.3), 2004 (No.4) and 2006 (No.5 and No.6), respectively.

7	Property, plant and equipment (continued)

Impairment (continued)

Note 1: Impairment of CGUs (continued)

(c)	Baiyanghe Power Plant, Zhongtai Power Plant, Jiaxiang Power, Yunhe Power, Yantai Power Plant, Liaocheng Co-generation and Linyi Power (continued)
1)	Background of CGUs that recognized impairment during the year (continued)

Yantai Power Plant operates 1x110MW and 3x160MW combined heat and power coal-fired generation units, with a total installed capacity of 590MW. Among which, the 110MW generation units commenced production in April 1996, 3x160MW generation units commenced production in October and December 2005 and October 2006, respectively. The four combined heat and power coal-fired generation units of Yantai Power Plant are the only heating sources of the main territory of Yantai city, which are responsible for 75% of the residential heating services in the downtown of Yantai city and the steam services to certain industrial enterprises around.

Liaocheng Co-generation operates 2x140MW and 2x330MW combined heat and power coal-fired generation units, with a total installed capacity of 940MW. The 2x140MW generation units commenced production in May and October 2003 respectively. The 2x330MW generation units commenced production in January and September 2006, respectively.

Linyi Power operates 4x140MW and 2x350MW combined heat and power coal-fired generation units, with a total installed capacity of 1,260MW. The 4x140MW generation units commenced production in December 1997, April 2003, September 2003 and April 2005 respectively. The 2x350MW generation units commenced production in December 2012 and October 2013 respectively.

2)	Reasons for impairment

In July 2018, Shandong Provincial Government issued the "Notice on Alternative Work Plan of Coal Consumption Reduction in Shandong Province from 2018 to 2020" (“the Notice”, Lu Zheng Fa Zi [2018] No. 123), which proposed to vigorously promotes the "transmission of power from outside to Shandong province" initiative to reduce coal consumption within Shandong province, and strengthen the construction of smart grids and elevate the role of 4 UHV transmission channels which transmit power from Ximeng to Jinan, from Yuheng to Weifang, from Shanghaimiao to Linyi, and from Jarud to Qingzhou. Pursuant to the Notice, Shandong province would strive for national support, enhance governmental cooperation with resource-rich provinces/regions such as Shanxi, Shaanxi, Inner Mongolia and Xinjiang, accelerate the development and construction of supporting facilities, explore energy supply channels outside Shandong province, and increase the proportion of renewable energy in the "transmission of power from outside to Shandong province" initiative. Up to 2020, Shandong province is capable of utilizing 35 million kilowatts from outside sources. Meanwhile, through initiatives including strengthening the development and utilisation of clean energy, reducing fossil energy consumption, and adopting measures to develop wind power, solar power, nuclear power and biomass power conducive to local conditions, the total power generation capacity of new energy and renewable energy in Shandong province will reach around 30 million kilowatts by 2020.

7	Property, plant and equipment (continued)

Impairment (continued)

Note 1: Impairment of CGUs (continued)

(c)	Baiyanghe Power Plant, Zhongtai Power Plant, Jiaxiang Power, Yunhe Power, Yantai Power Plant, Liaocheng Co-generation and Linyi Power (continued)
2)	Reasons for impairment (continued)

In 2019, management considered the following aspects in the impairment assessment of the respective CGUs of the power plants operates in Shandong province:

a)	The power market structure, estimated impact of electricity generation hours imposed by the "transmission of power from outside to Shandong province" initiative and the increased installation capacity from new energy power plants;
b)	Fuel price estimates based on coal market trends, specifically, downward fluctuations of coal prices in 2019 and the first quarter of 2020, and relevant industrial policies, management expected the supply and demand of coal would be changed from a balanced condition in 2019 to oversupply in the future, and therefore the future fuel prices were expected to slightly decline in comparison with the actual prices in 2019.

Management performed impairment assessment on those CGUs with impairment indicators and calculated the recoverable amounts of the future discounted cash flows by considering the aforementioned key assumptions. As a result, impairment losses of RMB892 million were recognized in 2019 for Qufu Co-generation, Zhanhua Co-generation and Jining Co-generation, while no impairment loss was recognized for other power plants.

In 2020, the construction of new energy generating units in Shandong province and the power generation volume through the implementation of "transmission of power from outside to Shandong province" initiative have exceeded expectations. By the end of September 2020, the generation capacity of new energy and renewable energy reached a year-on-year increase of 19.9% to be 41.06 million kilowatts, which far exceeds the target of 30 million kilowatts set in the Notice, which means the increased scale of the renewable energy is greater than expectation. Besides, the market traded electricity volume under the "transmission of power from outside to Shandong province" initiative increased by 22.997 billion kWh at an increase rate of 24.56%, from 93.603 billion kWh in 2019 to 116.6 billion kWh in 2020, which far exceeds the increase rate of 8.55% of the first quarter of 2020 that was available when the Group’s 2019 consolidated financial statements have been approved for issuance. This shows that the market traded electricity volume under the "transmission of power from outside to Shandong province" initiative is greater than expectation. In summary, the actual coal-fired power generated in Shandong province in 2020 declined more than anticipated. In 2020, Shandong province directly dispatched public coal-fired power generation volume was 236.9 billion kWh, a year-on-year decrease of 9.32%, and the power generation hours were 4,049 hours, a year-on-year decrease of 380 hours. As for Shandong Power, its directly dispatched public coal-fired power generation volume was 81.536 billion kWh, a year-on-year decrease of 9.43%, and its generation hours of directly dispatched public coal-fired power were 4,007 hours, which is 42 hours less than the provincial average.

7	Property, plant and equipment (continued)

Impairment (continued)

Note 1: Impairment of CGUs (continued)

(c)	Baiyanghe Power Plant, Zhongtai Power Plant, Jiaxiang Power, Yunhe Power, Yantai Power Plant, Liaocheng Co-generation and Linyi Power (continued)
2)	Reasons for impairment (continued)

The reduction in power generation hours was the main reason why the profit forecasts for the seven power plants of Baiyanghe Power Plant, Zhongtai Power Plant, Yunhe Power, Yantai Power Plant, Liaocheng Co-generation, Linyi Power and Jiaxiang Power, were not met in 2020. Considering the long-term impact of the “transmission of power from outside to Shandong province” initiative and the effects of the increased power generation from new energy power plants and other aspects of market supply and demand, management estimated that the future power generation volume would not recover to the levels of 2019 and before.

Nevertheless, the supply and demand in domestic coal market has gone through changes in 2020. Although the average domestic coal prices of 2020 decreased than that of 2019, affected by the COVID-19 pandemic, the national coal prices went down and then rose up, bottomed out and rebounded in the fourth quarter of 2020. Overall, the fluctuation of coal prices is intricate and has its own periodic regulation, which means that the coal prices may rise on the basis of 2020 in the long run.

7	Property, plant and equipment (continued)

Impairment (continued)

Note 1: Impairment of CGUs (continued)

(c)	Baiyanghe Power Plant, Zhongtai Power Plant, Jiaxiang Power, Yunhe Power, Yantai Power Plant, Liaocheng Co-generation and Linyi Power (continued)
3)	Assumptions of impairment assessment

In 2020, the key assumptions used in estimating the recoverable amount of the CGUs include future sales volume (power generation hours) and the fuel prices. Other assumptions applied in the impairment tests include the average tariff. The assumptions were shown in the following table:

Unit Name	Sales volume				Fuel prices
	(Power generation hours)		Tariff (including tax)		(standard coal unit price excluding tax)
	Unit: hours/year		Unit: RMB/MWh		Unit: RMB/ton
	Forecast period	Actual in 2020	Forecast period	Actual in 2020	Forecast period	Actual in 2020
Baiyanghe Power Plant	3,850	3,906	393.88	400.60	664.33	639.09
Zhongtai Power Plant	3,750 (Note 1-1)	5,607	393.86	395.22	624	576.98
			2021: 389.90	397.63	2021: 677.00	624
			2022: 388.40		After 2022: 662.00
Jiaxiang Power	3,900	3,952	After 2023: 386.90
Yunhe Power	3,900 (Note 1-2)	3,828	2021: 396.90	402.71	671.15	642.81
			2022: 395.90
			After 2023: 394.90
Yantai Power Plant	4,250 (Note 1-3)	4,182	410.97	410.82	695 (Note 1-4)	715.63
Liaocheng Co-generation	3,900	4,016	394.90	397.42	628.93	617.47
Linyi Power	3,900	4,126	392.91	408.55	705.66	692.23

7	Property, plant and equipment (continued)

Impairment (continued)

Note 1: Impairment of CGUs (continued)

(c)	Baiyanghe Power Plant, Zhongtai Power Plant, Jiaxiang Power, Yunhe Power, Yantai Power Plant, Liaocheng Co-generation and Linyi Power (continued)

Sales volume (Power generation hours):

Management estimated the power generation hours in the forecast period based on the market condition and the relevant power trading policies. Generally speaking, the forecasted power generation hours slightly decreased compared with the actual power generation hours in 2020, mainly due to the following reasons:

a)	The power generation levels of directly dispatched public coal-fired power units in Shandong province in 2021 is estimated to remain consistent with the actual power generation levels in 2020.

According to the “Shandong Power Grid 2020 and Fourth Quarter Electricity Market Trading Information Report” released by Shandong Power Trading Center, the total electricity consumption in Shandong province in 2020 reached to 693.985 billion kWh, representing a year-on-year growth of 1.72%. According to the “2021 Balanced Power Consumption Plan in Shandong Province (Draft)” released by the Energy Administration of Shandong Province on 1 December 2020, after taking the economic and social development as well as the COVID-19 pandemic into account, the power generation levels of directly dispatched public coal-fired power units is estimated to be 224.5 billion kWh in 2021 with a reservation of 130 billion kWh for “transmission of power from outside to Shandong province” initiative and of 72 billion kWh for renewable energy power generation. In mid-January 2021, the Energy Administration of Shandong Province estimated that the total electricity consumption in Shandong province in 2021 would grow at a rate of 4% (higher than the growth rate of 2% forecasted by the end of  2020) with a power increment of 27.759 billion kWh, which will boost  the power generation of directly dispatched public coal-fired power units  accordingly. Therefore, the power generation of directly dispatched public coal-fired power units is expected to reach 252.26 billion kWh, which remains at the same level as that of 256.79 billion kWh in 2020.

b)	The directly dispatched public coal-fired power units in Shandong province would not go through major changes in power generation hours during the 14th Five-Year Plan.

At an average annual growth rate of 4%-5%, the total electricity consumption in Shandong province in 2025 is expected to reach 790-825 billion kWh with an average annual growth of 27-35 billion kWh. Though the transmission capacity of “transmission of power from outside to Shandong province” initiative is as high as 35 million kilowatts, affecting by the construction of supporting facilities and dispatchment, the annual power transmission will only increase by around 20 billion kilowatt hours. The installation capacity of new energy units will increase at an average annual growth of around 7.5 million kilowatts and an annual power generation volume increase at around 10 billion kilowatt-hours. In terms of the coal-fired power within Shandong province, due to environmental protection policies, certain small units with high energy consumption and low capacity are to be shut down, and replaced with new coal-fired power units that have equal capacity, resulting in a general decline of the total capacity of coal-fired power. Overall, the power generation hours of directly dispatched public coal-fired power units in Shandong province will not change significantly during the 14th Five-Year Plan.

7	Property, plant and equipment (continued)

Impairment (continued)

Note 1: Impairment of CGUs (continued)

(c)	Baiyanghe Power Plant, Zhongtai Power Plant, Jiaxiang Power, Yunhe Power, Yantai Power Plant, Liaocheng Co-generation and Linyi Power (continued)

Sales volume (Power generation hours): (continued)

c)	Shandong province follows the principle of energy saving and consumption reduction during power unit operation arrangement. The power generation hours of small units with higher energy consumption will be further compressed, and the future power generation is expected to further decline. Thus, the relative impact on power generation hours of small generation units will be more.

Note 1-1: The power generation hours of Zhongtai Power Plant during the forcast period declined significantly compared with the actual power generation hours in 2020 mainly due to that in 2020, Zhongtai Power Plant lost a major customer, causing a reduction of power generation by around 500 million kWh. Although it has strived for other customers to bring back nearly 200 million kWh of market power, it was unlikely to recover the shortfall in the short term. In the meanwhile, the circulating fluidized bed boiler of Zhongtai Power Plant’s generation units can run under low load, contributing to grid trading service and peak time adjustment, entitling it for additional power compensation of 500 million KWH in 2020. However, management does not expect that Zhongtai Power Plant will be entitled to the compensation in 2021. Therefore, the power generation hours in forecast period will fall sharply.

Note 1-2: The power generation hours of Yunhe Power during the forecast period remaines constantly the same compared with the actual power generation hours in 2020 mainly due to that Yunhe Power provides heating service for residents in the west and north of Jining City. Upon the shutdown for standby of Jining Power Plant, the heat supply of Yunhe Power further increased in 2020, and a steady amount of heat supply will secure a stable increase of power generation in the future. As a result of two small generation units’ inclusion to the standby power supply for emergencies (No.3 and No.4 generation units), the number of the small generation units in service decreased accordingly leading to the decrease in power generation hours. In summary, management estimates the power generation hours of Yunhe Power in the forecast period will remain consistent with the actual power generation hours in 2020.

Note 1-3: The forecasted power generation hours of Yantai Power Plant is 4,250 hours in the forecast period, showing an increase compared with the actual power generation hours of 4,182 hours in 2020 was mainly due to the increase in the planned power generation volume during the winter heating period. According to the “Priority Power Generation Plan for Directly Dispatched Public Units Issued by the Energy Administration of Shandong Province in 2020” (Lu Energy Power Zi (2020) No. 39), the priority generation capacity will be allocated to the heating units. As Yantai Power Plant is the only source of heating power in Yantai City, its heating service area will be expanded along with the increase in the density of the urban population. Management expects the heating volume of Yantai Power Plant in 2021 will increase by 180,000 GJ as compared to 2020, and the corresponding contract volume will be increased from 1.522 billion kWh in 2020 to 1.6 billion kWh (equivalent to 2,712 power generation hours) in 2021. In terms of market power, management expects it will remain at the same level as 2020 at 900 million kWh (equivalent to approximately 1,538 power generation hours).

7	Property, plant and equipment (continued)

Impairment (continued)

Note 1: Impairment of CGUs (continued)

(c)	Baiyanghe Power Plant, Zhongtai Power Plant, Jiaxiang Power, Yunhe Power, Yantai Power Plant, Liaocheng Co-generation and Linyi Power (continued)

Sales volume (Power generation hours): (continued)

Note 1-4: Management forecasts the average standard coal unit price of Yantai Power Plant is RMB695/ton in 2021, representing a decrease of RMB20.63/ton from that of 2020 (RMB715.63/ton) mainly based on management’s plan of increasing the purchases of imported coal. In 2020, management purchased approximately 79% of the coals from its long-term contracts and the remaining 21% of the coals were purchased from the spot market. Facing the continuous growth of coal prices at the end of 2020, management expects that domestic coal prices will rise and levelled off in the future, while the imported coal prices will be relatively low and competitive. Therefore, management plans to increase the proportion of imported coal purchases from Russia, South Africa and Indonesia, so as to reduce and maintain coal prices at a historical average level.

Tariff:

Management estimates the average tariff in the forecast period based on the current tariff structure and the relevant power trading policies. Generally speaking, the forecasted tariff in the forecast period slightly decreased compared with the actual tariff in 2020, mainly due to the expanding scale of spot trading power and the changing structure of benchmark prices, contract prices, and long-term contract prices. The benchmark prices are usually higher than the long-term contract prices, while the latter are usually higher than the spot prices, so that the average tariff decreases accordingly. Generation units with small capacity are lack of the advantages for competition in the market, in order to achieve the target of power generation volume, the ratio of downward in the spot tariff would be further declined, and finally resulting into a reduction in the overall average tariff.

Fuel prices (unit price of standard coal as fired)

Management estimates the fuel prices in the forecast period based on the coal’s source structure, supply and demand, as well as the relevant industry policies. In 2020, the coal prices in China went down and then rose up, bottomed out and rebounded in the fourth quarter of 2020 to exceed the highest point in 2008. According to the statistics from China Coal Market Network (CCTD), the coal prices remarkably fluctuated in 2020 with notable differences from the trend in 2019.

On the supply side, the coal market supply will be relatively stable in the future. As of now, all the provinces have generally met the target of resolving excess coal capacity during the 13th Five-Year Plan period, and some regions have even exceeded the target. The coal mining technics continues to improve, and the degree of mechanization continues to deepen, the scale of single wells and the proportion of advanced production capacity continue to increase, contributing stable coal production in the future. On the other hand, China has imported 304 million tons of coal in 2020, marking a new peak since 2014, and the increase in imported coal also guarantees the domestic coal market supply.

7	Property, plant and equipment (continued)

Impairment (continued)

Note 1: Impairment of CGUs (continued)

(c)	Baiyanghe Power Plant, Zhongtai Power Plant, Jiaxiang Power, Yunhe Power, Yantai Power Plant, Liaocheng Co-generation and Linyi Power (continued)

Fuel prices (unit price of standard coal as fired) (continued)

On the demand side, the demand for coal of coal-fired generation units is expected to remain stable. At present, China’s energy development is in a transition from coal to oil and gas, and from fossil energy to non-fossil energy. New energy and renewable energy play an important role in the substitution for fossil energy, which means, China’s energy consumption structure will be further optimized. However, coal-fired power will still be the foundational source of power generation, and therefore the demand for coal is unlikely to drop significantly in the short term. In summary , in the long term, the domestic coal market can achieve a balanced supply and demand in the future, and the short-term under-supply that occurred at the end of 2020 will soon be levelled. However, due to the enhanced bargaining power of upstream companies on the supply side due to their integration, and the transformation of coal enterprises to coal chemical industry under the policy of achieving carbon emission peak by 2030 and carbon-neutral by 2060, the future supply and demand of coal may fluctuate slightly. As a result, management expects the future coal prices to remain higher than the range defined in the “Notice on Printing and Distributing the Memorandum on Suppressing Abnormal Fluctuation of Coal Market Price” (Fa Gai Yun Xing [2016] No. 2808) co-issued by the National Development and Reform Commission, China National Coal Association, China Electricity Council, and China Iron & Steel Association. In addition, the fluctuation of coal prices is intricate and has its own periodic regulation. Coal prices reached a high point in 2011, so the future average coal prices can be forecasted on the basis of the coal prices in the past 10 years, taking into consideration of each of the power plans’ coal quality requirements, transportation methods, and distance of transportation counted.

In 2020, the recoverable amounts were determined based on the discounted future cash flows of the 7 CGUs using the assumptions above and RMB5,158 million and RMB661 million impairment losses of PPE and goodwill were recognized. Management with the assistance of an independent appraiser Beijing Guorongxinghua Asset Appraisal Co., Ltd. determined the CGUs’ recoverable amount.

(d)	Tongwei Wind Power

Tongwei Wind Power Yigang Wind Farm is located in Tongwei County, Gansu province. The wind farm has a total installed capacity of 192MW, with 96 double-fed wind turbines installed at a single-unit capacity of 2MW, which commenced production in December 2015.

7	Property, plant and equipment (continued)

Impairment (continued)

Note 1: Impairment of CGUs (continued)

(d)	Tongwei Wind Power (continued)

Tongwei Wind Power experienced a loss before income tax expense of RMB12 million in 2019 (2018: a profit of RMB5 million) mainly due to that the power generation hours did not meet expectations and the average tariff decreased. The sales volume (power generation hours) and the average tariff from 2017 to 2019 are as follows:

Items	2017	2018	2019
Sales volume
(Power generation hours)
Unit: hours/year	1,324	1,681	1,509
Average tariff
(including tax, RMB/MWh)	511.58	465.86	438.51

Compared with the overall year-on-year decline in wind power generation in Gansu province in 2019, the performance of Tongwei Wind Power was still in a better position than the regional average. As located in the third-class wind resource area, management estimated the operating performance of Tongwei Wind Power Yigang Wind Farm might improve in the coming years, and therefore no impairment loss was recognized for the year ended 31 December 2019.

In 2020, the average tariff further decreased due to the intensified competition in Gansu’s new energy market. In 2019, the inter-provincial transaction price was around RMB200/MWh, while it dropped to about RMB110/MWh in 2020. In addition, the average annual wind speed in 2020 was 4.80m/s, lower than the average of 5.20m/s during 2017-2019 and the average wind speed of 5.85m/s as stipulated in the feasibility study report of Tongwei Wind Power, leading to 1,496 actual power generation hours of Tonwei Wind Power in 2020 and was lower than the average of previous years. Due to the limitation of the power generation increase and the intensified competition in Gansu’s new energy market, management expects that its future power generation volume and tariff will not be recovered to the level as designed in the feasibility study report and before 2019. Therefore, Tongwei Wind Power’s operating performance will not be improved in the short term.

In 2020, the key assumptions used in calculating the recoverable amount of Tongwei Wind Power during the impairment assessment include future sales volume (power generation hours). Other assumptions applied in the impairment tests include the average tariff. These assumptions were shown in the following table:

Sales volume
(Power generation hours)			Tariff
Unit: hours/year			Unit: RMB/MWh
Forecast period	Actual in 2020	Fluctuation	Forecast period	Actual in 2020	Fluctuation
1,620	1,496	124	385.38	336.60	48.78

7	Property, plant and equipment (continued)

Impairment (continued)

Note 1: Impairment of CGUs (continued)

(d)	Tongwei Wind Power (continued)

Management forecasts the power generation hours in the forecast period based on the market and the relevant power trading policies. The forecasted power generation hours are 1,620 hours in the forecast period, slightly increase compared with the actual volume of 1,496 hours in 2020. The increase is mainly due to the following reasons:

1)	The average annual wind speed was 4.80m/s in 2020, which was significantly lower than the average of 5.20m/s during 2017-2019;
2)	According to the “14th Five-Year Plan” and the suggestion on the long-term vision of 2035 of Gansu province, the power generation volume may increase through the market measures in resource allocation to solve the problem of new energy’s oversupply;
3)	Management has been in active cooperation with the scientific research and technical teams in universities to develop wind turbine blade anti-ice coating technologies.

Due to the combined effects of the above factors, the power generation hours may slightly increase in the forecast period as compared with 2020 but will be still lower than the annual average power generation hours of 1,951 hours as stipulated in the feasibility study report.

Management estimates the average tariff excluding tax in the forecast period based on the current tariff structure and the relevant tariff policies. The forecasted average tariff excluding tax is RMB385.38 /MWh during the forecast period, slightly higher than the actual average tariff of RMB336.60 /MWh in 2020. The increase is mainly due to the sharp decline of the average tariff in 2020 affected by the negative impact from the assessment of two rules of Gansu Power Grid Corporation, resulting from the misunderstanding of the market traded electricity regime and the assessment policy of two rules of Gansu Power Grid Corporation. If not considering such impact, the estimated average tariff during the forecast period is RMB385.38 /MWh, calculated based on an electricity structure including basic electricity, direct power trading within the province, power dispatched outside the province and monthly supplementary trading power during the forecast period.

In 2020, the recoverable amount was determined based on the discounted future cash flow of the CGU using the assumptions above and RMB352 million impairment losses of PPE were recognized. Management with the assistance of an independent appraiser Zhongjing Minxin (Beijing) Assets Appraisal Co., Ltd. determined the CGU’s recoverable amount.

(e)	Xianrendao Co-generation

Xianrendao Co-generation is located in the Xianrendao Energy and Chemical Park in Yingkou City. Its first phase project includes two 50MW back-pressure heating units, with three 350 -ton high-pressure and ultra-high temperature coal-fired boilers, and the supporting heat network. It commenced production in March 2017 and sells heat and steam to the energy and chemical companies within the industrial park.

7	Property, plant and equipment (continued)

Impairment (continued)

Note 1: Impairment of CGUs (continued)

(e)	Xianrendao Co-generation (continued)

Xianrendao Co-generation’s heating units are back-pressure heat supply units, operates based on the “power generation by heat” principle. Due to the slow growth of the winter heating demand in the Xianrendao Energy and Chemical Park, Xianrendao Co-generation was in loss position from 2018 to 2020, amounting to RMB167 million, RMB134 million and RMB123 million respectively. In 2018 and 2019, based on the status of establishment and constructions of the heat and steam customers in the industrial park, management estimated that the slow growth situation of the winter heating demand in the industrial park was a short term phenomenon and the demand would gradually climb up and reach a reasonable level to gain profits, and therefore, no impairment losses were recognized after the impairment assessment for the year ended 31 December 2018 and 2019. In 2020, certain important customers terminated or further postponed their entry into the industrial park due to some policy and operational reasons, imposing adverse impact on the future operation of Xianrendao Co-generation. Management estimates that the operating performance would not be improved in the short term.

In 2020, the key assumptions used in estimating the recoverable amount of Xianrendao Co-generation during the impairment assessment include future sales volume (heat supply and power generation hours) and fuel prices, as follows:

Sales volume (Heat supply)			Sales volume (Power generation hours)			Fuel prices (standard coal price,
(10,000 GJ)			Unit: hours/year			excluding tax) unit: RMB/ton
Forecast period	Actual in 2020	Fluctuation	Forecast period	Actual in 2020	Fluctuation	Forecast period	Actual in 2020	Fluctuation
2021：454.67			2021：2,093
2022：526.06			2022：2,084
2023：632.49	376.28	78-670	2023：2,506	1,705	388-2,442	694.97	633.75	61.22
2024：781.49			2024：3,097
2025：937.93			2025：3,717
After 2026：1,046.40			After 2026：4,147

7	Property, plant and equipment (continued)

Impairment (continued)

Note 1: Impairment of CGUs (continued)

(e)	Xianrendao Co-generation (continued)

Sales volume (Heat supply)

Due to some policy and operational reasons, certain important customers were not in place or commenced production as scheduled, therefore the periodic growth of the winter heating demand may remain slow in a long term. A petroleum cracking DCC project with an annual output of 7 million tons was suspended in 2020. Through site visit, management was aware of that the project would not be implemented soon, and therefore the target steam consumption could not be achieved during the forecast period. The first and second phases of a chemical project started construction in 2019 which was assessed to commenced production as scheduled, was finally suspended in 2020. Trough the site visit, management was aware of that the project was delayed because of funding issues and the commencement date of production was expected to be postponed to 2023. Management also understood from site visit that the second phase construction of the expansion and integration project of an automobile company was hardly to be settled down within the area as a result of the limitations to its hydrogen production and logistics costs as well as some more favorable investment policies provided by the local government of its headquarter.

Taking into account of the actual steam supply (551,600 tons) of Xianrendao Co-generation in 2020, the potential customers in the industrial park and the "14th Five-Year Plan" of the industrial park, management estimates the steam supplies to be 706 thousand tons in 2021, 918 thousand tons in 2022, 1,284 thousand tons in 2023, 1,798 thousand tons in 2024, 2,338 thousand tons in 2025, and 2,712 thousand tons in 2026 and thereafter.

In addition, Xianrendao Co-generation is also responsible for the winter heating service for partial residents in south Bayuquan District of Yingkou city. In 2020, the heat supply was 2.21 million GJ. Along with the heating area expansion in the future, management forecasts the heat supply to be 2.5 million GJ in 2021 and 2.6 million GJ in 2022 and thereafter, reaching to its designed heating supply capacity and then staying stable.

Sales volume (Power generation hours)

Xianrendao Co-generation’s heating units are back-pressure heat supply units, operates based on the "power generation by heat" principle, therefore, its power generated is determined based on the heating supplies.

7	Property, plant and equipment (continued)

Impairment (continued)

Note 1: Impairment of CGUs (continued)

(e)	Xianrendao Co-generation (continued)

Fuel prices

In 2020, all the coal consumed by Xianrendao Co-generation were imported, at a unit price of RMB633.75/ton. However, due to the design requirements of the power plant unit and the production situation in 2020, the management assesses that the use of imported coal alone at a lower price will affect the operation of the unit and therefore management plans to increase the purchase of domestic coal to reach a ratio at 4:1 between the imported coal and domestic coal in future. By reference to the last ten years’ unit price of coal of Huaneng Power International, Inc. Yingkou Power Plant (“Yingkou Power Plant”) (coal structure: imported coal, domestic coal and small amount of coal from Inner Mongolia) and Huaneng Yingkou Co-generation Limited Liability Company (“Yingkou Co-generation ") (coal structure: coal from Inner Mongolia), both the power plants located in Yingkou city together with Xianrendao Co-generation, as well as taking in to consideration the different transportation distance of the two units, management estimates the average unit coal price during the forecast period to be RMB694.97/ton, an increase of RMB61.22/ton compared with that of 2020.

In 2020, the recoverable amount was determined based on the discounted future cash flow of the CGU using the assumptions above and RMB274 million impairment losses of PPE were recognized. Management with the assistance of an independent appraiser Zhongjing Minxin (Beijing) Assets Appraisal Co., Ltd. determined the CGU’s recoverable amount.

(f)	Zuoquan Coal-fired Power

Zuoquan Coal-fired Power operates two 600,000-kilowatt coal-fired generation units, of which No.1 and No.2 generation units commenced operation in December 2011 and January 2012 respectively. From 2018 and 2020, Zuoquan Coal-fired Power realized (loss)/profit before income tax expense of (RMB50 million), RMB83 million and RMB50 million respectively.

In June 2020, Shanxi province deployed a strategy to transform its advantages in coal and electricity resources to realize the benefits in the form of reduced tariffs. In October 2020, with the official launch of electricity trading for strategic emerging industries in Shanxi province, the tariff reform advanced into comprehensive implementation stage. The total electricity volume of the first transaction was 5.333 billion kWh, and the terminal tariff of the end users was RMB300//MWh (tax included). Moreover, according to the "Notice of Printing and Distributing the 2021 Provincial Electricity Market Trading Organization Plan " (Jin Power Electrical Energy Fa [2020] No.591) issued by the Energy Administration of Shanxi Province in December 2020, the Shanxi province power market temporarily suspended the annual and bilateral trading mechanism, and adopted the unilateral monthly public bidding mechanism, which is highly dependent on spot transaction quotes and time sequence. The competition in Shanxi province's power market has been intensified, so the power generation enterprises are bidding with lower quotations in the market. Management expects that the on-grid tariff will further be decreased, which would be a significant adverse impact on Zuoquan Coal-fired Power's operation in the long term.

7	Property, plant and equipment (continued)

Impairment (continued)

Note 1: Impairment of CGUs (continued)

(f)	Zuoquan Coal-fired Power (continued)

In 2020, the key assumptions used in estimating the recoverable amount of Zuoquan Coal-fired Power during the impairment assessment include future sales volume (power generation hours) and fuel prices. Other assumptions applied in the impairment tests include the average tariff. These assumptions were shown as follows:

Sales volume (Power generation hours)			Tariff			Fuel prices (standard coal price,
Unit: hours/year			Unit: RMB/MWh			excluding tax) unit: RMB/ton
	Actual			Actual			Actual
Forecast period	in 2020	Fluctuation	Forecast period	in 2020	Fluctuation	Forecast period	in 2020	Fluctuation
4,664	4,421	243	249.56	278.28	28.72	460	444.90	15.1

Sales volume (Power generation hours)

Management estimates the power generation hours in the forecast period based on the provincial economic development, the change of the installation capacity of generation units, the electricity consumption outside the province and the direct trading of power, etc. The forecasted power generation hours are 4,664 hours during the forecast period, slightly increase than the actual power generation hours of 4,421 hours in 2020. Affected by the COVID-19 pandemic in 2020, the increase rate of electricity consumption in Shanxi province was negative until September 2020. From 2021 and thereafter, along with the control of the COVID-19 pandemic and the revival and growth of economy, the electricity consumption will gradually recover.

Tariff

Management estimates the average tariff would decline in the forecast period, the forecasted average tariff excluding tax is RMB249.56/MWh during the forecast period, decreased by RMB28.72/MWh compared with the actual average unit price excluding tax of RMB278.28/MWh in 2020. The price is estimated by reference to the current medium-long term trading mode and spot prices. In 2020, after launching the electricity trading for strategic emerging industries in Shanxi province, the final tariff was confirmed to be RMB300/MWh. After deduction of the transmission and distribution tariff and governmental funds, the on-grid tariff on the power generation units’ side was only approximately RMB150/MWh. Moreover, according to the “Notice of Printing and Distributing the 2021 Provincial Electricity Market Trading Organization Plan “ (Jin Power Electrical Energy Fa [2020] No.591) issued by the Energy Administration of Shanxi Province in December 2020, after abolishing all coal based power since 2020, only the plans to ensure flexible innovation, steam service, heating service, and summer peaks service are retained in 2021. In addition, the transaction scale of the provincial market in 2021 will be 135 billion kWh, among which 20 billion kWh are reserved for long term contracts, which requires both counterparties in the transaction to mutually hold more than 20% equity interests of each other. As such, Zuoquan Coal-fired Power is not qualified for the long-term contracts power generation volume and since the tariff of long term contract is normally higher than that of spot market, thus imposing a negative impact on the comprehensive tariff during the forecast period. In the later stage, with the integration of coal and electric power enterprises in Shanxi province, the scale of the long-term contracts trading volume will be further expanded, encroaching the power market and intensifying the competition among power generation enterprises.

7	Property, plant and equipment (continued)

Impairment (continued)

Note 1: Impairment of CGUs (continued)

(f)	Zuoquan Coal-fired Power (continued)

Fuel prices (unit price of standard coal as fired)

All the coal consumed by Zuoquan Coal-fired Power are purchased from Shanxi province and the purchase price is mainly affected by the supply and demand of the domestic market. Management’s analysis showed that the coal prices in 2021 and in the forecast period may rise and then maintain at a stable level. As previously analysed, although the domestic coal market can achieve a balanced supply and demand in the future and the short-term under-supply that occurred at the end of 2020 will soon be levelled, with the integration of coal and electric power enterprises in Shanxi province and the enhanced bargaining power of upstream companies on the supply side, it is expected that during the “14th Five-Year Plan”, a balanced coal production in Shanxi province would co-exist with the problem of supply intensity in different regions, coal categories and periods. Coal prices would be on the rise and gradually stay at a reasonable level. Management estimates the long-term average unit price of coal to be RMB460/ton during the forecast period, representing an increase of RMB15.1/ton compared with the actual unit price of coal of RMB444.90/ton in 2020.

In 2020, the recoverable amount was determined based on the discounted future cash flow of the CGU using the assumptions above and RMB270 million impairment losses of PPE were recognized. Management with the assistance of an independent appraiser Zhongjing Minxin (Beijing) Assets Appraisal Co., Ltd. determined the CGU’s recoverable amount.

(g)	Gezhen Hydropower

As the water distribution hub of the phase II (irrigation area) project of the Daguangba water conservancy and hydropower project in Hainan, Huaneng Gezhen water conservancy project mainly focuses on irrigation and water supply as well as power generation, and is responsible for the irrigation in the Daguangba irrigation area and water distribution for industrial users. The installed capacity of Gezhen Hydropower is 2 sets of 40MW and 2 sets of 1MW units, with a total installed capacity of 82MW. The project was completed and put into operation by the end of 2009. In 2020, Gezhen Hydropower generated revenue from water supply business for the first time, whereas in the prior years its revenue generation was concentrated on hydropower generation. In 2014, management performed impairment assessment and provided impairment losses of RMB92 million for PPE for the year ended 31 December 2014. From 2015 to 2016, the operating performance of Gezhen Hydropower was still insufficient. Then in 2016, management performed impairment assessment and provided further impairment losses of RMB148 million for PPE and intangible assets for the year ended 31 December 2016. The total amount of impairment losses provided in prior years were RMB240 million in aggregate.

7	Property, plant and equipment (continued)

Impairment (continued)

Note 1: Impairment of CGUs (continued)

(g)	Gezhen Hydropower (continued)

In 2020, Hainan Provincial Development and Reform Commission approved the water supply price of Gezhen Hydropower in the “Reply Letter on the Price of Non-agricultural Water Supply for Gezhen Hydraulic Hub Project” (Qiong Fa Gai Bian Letter [2020] No.708), stating that the price of non-agricultural water supply is RMB0.2/m3 and the price of industrial water is RMB0.24/m3. There is a substantial reduction in the price, compared with the price of RMB0.867/m3 agreed between Hainan Provincial Government and Huaneng Group in 2006 through the singed energy cooperation agreement. Since the water supply of Dongfang city is still utilizing the free water intake point of Yuxiong downstream, and thus currently the average daily water supply of Gezhen Hydropower is approximately 11,000 m3/day. Upon the completion of the construction of the water supply pipeline project from Gezhen to Basuo, invested by the Dongfang Municipal Government, management estimates the daily water supply of Gezhen Hydropower will reach to 50,000 m3/day in 2023. However, the shortage in water supply is still enormous, compared with the designed target of 100,000 m3/day as stipulated in the phase I feasibility study report of Gezhen Hydropower.

Management considers the share of power generation in Gezhen Hydropower is far below expectation on the premise of fulfilling social responsibility and ensuring water irrigation. As for the water supply business operation, the water supply volume could not reach the designed targeted volume. Despite of the active communication with the local government, the unit price of water supply has been significantly reduced. Taking into account the reduction in water supply prices and the shortage of water supply demand, management estimates that it is unlikely for Gezhen Hydropower to achieve higher operating profit in future.

In 2020, the key assumptions used in estimating the recoverable amount of Gezhen Hydropower during the impairment assessment include future sales volume (power generation hours and water supply). Other assumption applied in the impairment tests includes the water prices. These assumptions were shown as follows:

Sales volume (Power generation hours) Unit: hours/year			Sales volume (Water supply) Unit:10 thousand m³/day			Water price Unit: RMB/m³
Forecast period	Actual in 2020	Fluctuation	Forecast period	Actual in 2020	Fluctuation	Forecast period	Actual in 2020	Fluctuation
1,765	839	926	2021:1.18				Non-agricultural water supply: 0.2	—
			2022:3.09	1.1	0.08 to 3.9	0.22	Industrial water supply: 0.24
			After 2023:5

Sales volume (Power generation hours)

Management estimates the power generation hours to be 1,764.66 hours during the forecast period, showing an increase compared with the actual power generation hours of 839 hours in 2020. The estimation is based on the actual average power generation hours for the past five years. The increase in the forecasted power generation hours is mainly due to the following reasons: 1) the hydroelectric power generation is mainly affected by the local climate and whether there is sufficient rainfall; 2) due to the partial decline of incoming water in 2020 and the unsatisfactory storage of reservoirs before, the output of hydropower units were insufficient in Hainan province, and therefore the hydropower generating capacity has decreased significantly compared with the same period in overall.

7	Property, plant and equipment (continued)

Impairment (continued)

Note 1: Impairment of CGUs (continued)

(g)	Gezhen Hydropower (continued)

Sales volume (water supply) and water prices

In 2020, Gezhen Hydropower realized revenue from water supply business with an average daily water supply of approximately 11,000 m3/day and an annual water supply of 4.33 million m3. Upon the completion of the construction of the water supply pipeline project from Gezhen to Basuo, invested by the Dongfang Municipal Government, management estimates the daily water supply of Gezhen Hydropower will reach to 11,800 m3/day in 2021, 30,900 m3/day in 2022, and 500,000 m3/day in 2023 and afterwards gradually.

In 2020, Hainan Provincial Development and Reform Commission approved the water supply price of Gezhen Hydropower in the "Reply Letter on the Price of Non-agricultural Water Supply for Gezhen Hydraulic Hub Project" (Qiong Fa Gai Bian Letter [2020] No.708), stating that the price of non-agricultural water supply is RMB0.2/m3 and the price of industrial water is RMB0.24/m3. Management estimates the average unit price of water supply during the forecast period to be RMB0.22/m3 (tax included).

In 2020, the recoverable amount was determined based on the discounted future cash flow of the CGU using the assumptions above and RMB168 million impairment losses of PPE were recognized. Management with the assistance of an independent appraiser Beijing Guorongxinghua Assets Appraisal Co., Ltd. determined the CGU’s recoverable amount.

Note 2: Discount rate

The Group determines the after-tax discount rate based on the weighted average cost of capital (WACC). The calculated after-tax discount rate is 7% and the pre-tax discount rate is ranging from 7.21% to 9.41%.

7	Property, plant and equipment (continued)

Impairment (continued)

Note 2: Discount rate (continued)

The calculating formula of the WACC is: WACC = Ke × (E/(D+E))+Kd × (1-T) × (D/(D+E)). D is the value of value of debt and E is the value of equity. Among which, cost of equity is calculated by using the capital asset pricing model (CAPM), equals to risk-free return on investment ("risk-free rate") plus the return premium reflecting an entity's risk ("risk premium"), namely: Ke = Rf +β× ERP + ε. The values of each parameter are shown in the table below:

Parameters		Amount	Notes
Rf	Risk-free rate	3.95%

Use WIND to select China treasury bonds with a remaining maturity over 10 years from the base date of assets evaluation. Calculate their yield to maturity and take the average value as the risk-free rate.

beta	Beta Coefficient	0.6903

Calculate the beta coefficient based on the average value of the beta coefficient of comparable companies without financial leverage and the target capital structure; adjust the estimated beta coefficient using historical data by using the Blume Adjustment method.

ERP	Equity Risk Premiums	7.07%

Use CSI 300 index to estimate the rate of return on investment of the Chinese stock market; set 10-year period as the time span for calculating the rate of return on investment; use the geometric average rate of return on investment which can better reflect its growth.

ε	Specific Risk Premium Rate	4.00%

Use the comprehensive analysis method to determine the specific risk return rate ε, which means to consider all these factors of the assessed CGUs such as its asset scale, development stage, market competition status, internal governance structure and capital structure, etc.

Kd	Cost of Debt	3.85%	Take the one-year loan prime rate (LPR) as the cost of debt
T	Enterprise Income Tax Rate	25%/15%, etc.	Determine the applicable income tax rate according to the Corporate Income Tax Law

When the after-tax discount rate is calculated, the pre-tax discount rate is determined through an iterative loop calculation based on the assumption of "present value of cash flow before tax = present value of cash flow after tax". As a result of the calculation, the Group adopts a pre-tax discount rate ranging from 7.21% to 9.41%.

7	Property, plant and equipment (continued)

Impairment (continued)

Note 3: Impairment losses for individual asset

Every year, the Group performs assessment of the decommissioned PPE in a timely manner based on the industry policies of shut down of power plants, and technical transformation and equipment dismantling arrangements for the year. The details for impairment losses recognized for such kind of PPE are as follows:

Impairment
recognized in 2020

Huaneng Hainan Power Generation Company Limited Haikou Power Plant (“Haikou Power Plant”) (i)	127,262
Huaneng Power International, Inc. Nantong Power Plant (“Nantong Power Plant”) (ii)	85,938
Huaneng Beijing Co-generation Limited Liability Company (“Beijing Co-generation”) (iii)	84,060
Other 4 items	46,730

Total	343,990

(i)	No. 4 and No. 5 generation units of Haikou Power Plant were officially shut down in October 2020. Based on the impairment assessment carried out by Tianjian Xingye Assets Appraisal Co., Ltd., impairment losses of RMB127 million were recognized for scraped assets after considering their recoverable amount. The above assets were in normal use before the generation units were shut down.
(ii)	No. 1 and No. 2 generation units of Nantong Power Plant started the demolition of its generator rotors and chimneys in July 2020, and those two generation unites were officially shut down in October 2020. Based on the impairment assessment carried out by Beijing Guorongxinghua Asset Appraisal Co. Ltd., impairment losses of RMB86 million were recognized after considering the recoverable amount, including the estimated dismantling costs. The above assets were in normal use before the generation units were shut down.
(iii)	In September 2020, Beijing Water Authority was required by the China’s Central Environmental Protection Inspection Team to revoke the water permit of Xiangyang project of Beijing Co-generation. The relevant project and facilities will be out of use upon the expiry of the existing permit in September 2021. Management expects that the plant-wide water treatment system to be built in the future could not utilize any existing facilities and related assets of Xiangyang project. Based on the impairment assessment carried out by Beijing Guorongxinghua Asset Appraisal Co. Ltd., impairment losses of RMB84 million were recognized. The above assets were in normal use in the past 3 years.

7	Property, plant and equipment (continued)

Impairment (continued)

Note 4: Impairment losses of pre-construction costs

In 2020, RMB68 million and RMB350 million of impairment losses of CIPs and other non-current assets for pre-construction cost were recognized respectively. The details are shown in the following table:

		Designed	Amount	Impairment
	Time to cease	investment	invested	recognized in
	construction	(RMB million)	(RMB million)	2020 (RMB million)
Huaneng Huaiyin Power Generation Co., Ltd. (“Huaiyin Power”) Guanyun Large Unit Project (i)	2017	7,900	260	260
Huaneng Chaohu Power Generation Co., Ltd. (“Chaohu Power”) Phase II Expansion Project (ii)	2017	4,128	196	56
Huaneng Luoyuan Power Generation Co., Ltd. (“Luoyuan Power”) Phase II New Project(iii)	2016	5,306	48	48
Other 41 items			54	54

Total			558	418

Pre-construction costs represent necessary costs incurred to bring the newly developed coal-fired and new energy power generation projects to be ready for their intended use, and are capitalized during the progress and then transferred to PPE together with other CIPs when the assets are ready for the intended use. The Group regularly reviews the status, progress, possibility and plans of all suspended or postponed projects. For those projects with developmental value, the Group makes continuous investment in order to make it profitable in the future. For those projects that are less likely to be developed which are usually impossible to generate cash flows and difficult to sell in the market, impairment losses are recognized accordingly.

(i)	Huaiyin Power Guanyun Large Unit Project

On 24 April 2015, “Reply on Approval of Yanwei Coal-fired Project (referred to as “Guanyun Large Unit Project”) (Huaneng Gui Letter [2015] No.182) required to list the Guanyun Large Unit Project in the Group’s 2015 thermal power projects construction plan. In August 2015, management purchased coal capacity and quota capacity in aggregated of RMB235 million due to the need and completed certain research work relating to the access system, water resources report, soil and water conservation, environmental impact assessment, cultural relics assessment, etc. During the period of 13th Five-Year Plan, since Guanyun Large Unit Project ranked high in the selection of thermal power projects organized by the Jiangsu Provincial Energy Administration, management continuously coordinated with other counterparties to promote this project.

7	Property, plant and equipment (continued)

Impairment (continued)

Note 4: Impairment losses of pre-construction costs (continued)

(i)	Huaiyin Power Guanyun Large Unit Project (continued)

In April 2020, Huaiyin Power filed an application to Guanyun County Government for inclusion of the Huaneng Yanwei Port 2×1,000MW large-capacity, high-efficiency and ultra-low-emission coal-fired generating unit project (referred to as the "Guanyun Large Unit Project") into its "14th Five-Year Plan". The Group did not receive any response from local government so far. As Jiangsu province belongs to the first-class red line area of thermal power projects, management assessed that Guanyun Large Unit Project would not be included in the "14th Five-Year Plan" of Jiangsu province, and therefore the future of the project is not optimistic. As of the end of 2020, the total amount of the pre-construction costs of Guanyun Large Unit Project was RMB260 million. Taking into account the current states of progress of the project, impairment losses of RMB260 million were recognized for the year ended 31 December 2020.

(ii)	Chaohu Power Phase II Expansion Project ("Chaohu Phase II Project")

The 2x660MW high-efficiency ultra-supercritical plant phase II expansion project of Chaohu Power was approved by National Energy Administration to carry out preliminary work of the project in 2013 and was approved by Anhui Provincial Development and Reform Commission in April 2015 (Wan Fa Gai Energy [2015] No.129). The total investment of this project is RMB3,959 million. From 2014 to 2017, management carried out the feasibility study, bidding for major equipment, preparation for commencement of construction, etc. according to the approved investment plan with an aggregated amount of RMB290 million. In April 2020, the construction capacity quota of Chaohu Phase II Project was officially cancelled by Anhui Provincial Development and Reform Commission. The project was less likely to be carried out in the short term. Management reviewed the expenditures incurred and provided full impairment for the remaining costs of RMB56 million, excluding any recoverable amount.

(iii)	Luoyuan Power Phase II New Project ("Luoyuan Phase II Project")

In December 2015, the preliminary design of the Luoyuan Phase II Project was reviewed and approved by the General Electric Power Planning and Design Institute. The total investment of this project is RMB5,306.17 million. According to the "13th Five-Year" Plan for Energy Development in Fujian Province (2016-2020)” (“Plan”), Fujian province should vigorously develop efficient and clean energy, optimize the energy structure, and increase the proportion of new energy and renewable energy, so that except for the coal power units of Luoyuan Phase I (2x660mw) project that have already been approved, Fujian province shall not approve the construction of any other new coal power projects within the province. Luoyuan Phase II Project has been ceased for construction since 2016. However, since the pre-construction work were initially carried out before the time when the aforementioned Plan was issued in 2016, management has communicated with the Fujian Provincial Development and Reform Commission many times striving for the project approval.

7	Property, plant and equipment (continued)

Impairment (continued)

Note 4: Impairment losses of pre-construction costs (continued)

(iii)	Luoyuan Power Phase II New Project ("Luoyuan Phase II Project") (continued)

In 2020, according to the "14th Five-Year" Investment Plan for Coal-fired Units of the Group in Fujian province, the Luoyuan Phase II Project was not included in the former investment plan. In accordance with the requirements stated in "Notice of the People's Government of Fujian Province on Implementing the "Three Lines and One Order" Ecological Environment Zoning Management and Control" (Min Zheng [2020] No.12), except for large-scale coal power plants listed in the national plan, project of equivalent capacity power plant replacement and cogeneration projects that focus on heating services, no new coal-fired power projects would be constructed in Fujian province. Management expected the project would not be proceeded. Considering that the project has been suspended for more than 3 years and the pre-construction costs were unable to be disposed, management provided full impairment for the pre-construction costs.

Impairment in 2019

In 2019, impairment losses for property, plant and equipment of certain power projects in PRC segment amounting to approximately RMB5,720 million have been recognized. The recoverable amount of these aforesaid CGUs in aggregate is RMB8,879 million as at 31 December 2019. Factors leading to the impairment include lower than expected operating results of subsidiaries in 2019 due to oversupply and fierce competition within the electricity market and future decommission plan of thermal power generation units. Value-in-use calculations use pre-tax cash flow projections based on the 2020 financial budgets approved by management and are extrapolated using the same cash flow projections of the remaining years with changes being made to reflect the estimated changes in future market or economic conditions. Other key assumptions applied in the impairment testing include the future sales volumes and fuel prices. Management determined these key assumptions based on past performance and their expectations on market development. Further, the Group adopts a pre-tax and non-inflation rate of ranging from 7.00% to 12.77% that reflects specific risks related to the CGUs as discount rate. The assumptions above are used in analyzing the recoverable amounts of the CGUs within operating segments. These estimates and judgments may be significantly affected by unexpected changes in the future market or economic conditions.

7	Property, plant and equipment (continued)

Disposal

Note 1: Disposal of non-current assets

Net losses on
disposal of
non-current assets
in 2020

Beijing Co-generation (i)	106,080
Huaneng Chongqing Luohuang Energy Sales Limited Liability Company (“Luohuang Energy Sales”) (ii)	80,683
Yingkou Power Plant (iii)	74,851
Huaneng Qidong Wind Power Generation Co., Ltd. (“Qidong Wind Power”) (iv)	44,292
Huaneng Qinbei Power Generation Co., Ltd. (“Qinbei Power”) (v)	26,999
Laiwu Power (vi)	24,944
Huaneng (Suzhou Industrial Park) Power Generation Co., Ltd. (“Suzhou Industrial Park Power”) (vii)	24,514
Yunhe Power (viii)	23,978
Huaneng Power International, Inc. Yuhuan Power Plant (“Yuhuan Power Plant”) (ix)	20,378
Other 55 items	199,938

Total	626,657

(i)	In 2020, certain production equipment such as the spray layer of the desulfurization and denitrification absorption tower, the in-situ control cabinet of the burner and the SCR reactor were scrapped according to technician appraisal result of Production technology department, as these equipment with severe wear and tear and corrosion were not able to meet the technical standards or not cost effective due to high repair and maintenance expenditures. The dismantled and scrapped equipment has original cost of RMB525 million and net book value of RMB106 million.
(ii)	In 2020, certain production equipment，tools, and vehicles were scrapped according to technician appraisal result of Production technology department because these items failed to meet the technical standards or lead to high repair and maintenance expenditures. The dismantled and scrapped equipment has original cost of RMB283 million and net book value of RMB81 million.
(iii)	In 2020, a group of customized spare parts for 2*320MW Russian manufactured power generation units of Yingkou Power Plant Phase I with net book value of RMB9 million were scrapped were scrapped according to appraisal result of disposal and appraisal team, as these spare parts failed to meet the technical standards after an technical improvement project on corresponding power plants. Due to a series of upgrade project, such as ultra-low emission transformation, ultra-clean emission transformation and thermal system energy-saving optimization transformation in 2020, 266 equipment parts dismantled and disposed with original cost of RMB270 million and net book value of RMB66 million have lost their use and sale value and scrapped according to the technical appraisal result provided by disposal and appraisal team.

7	Property, plant and equipment (continued)

Disposal (continued)

Note 1: Disposal of non-current assets (continued)

(iv)	In 2020, 60 sets of wind turbine blades from Qidong Phase I Wind Power Plant were dismantled and replaced due to severe cracks and wrinkles. According to the technical appraisal result, all these turbine blades with original cost of RMB111 million and the net book value of RMB49 million have lost their use and sale value and scrapped with the formal approval in 2020 , resulting in a net loss of RMB44 million.
(v)	In 2020, certain production equipment, tools, and instruments, sprinklers installed at coal field and other equipment were scrapped according to appraisal result provided by technicians of the Production technology department, as these equipment with severe wear and tear and corrosion were not able to meet the technical standards or not cost effective due to high repair and maintenance expenditures. The dismantled and scrapped equipment has original cost of RMB100 million and net book value of RMB27 million.
(vi)	As the improvement of national environmental protection emission standards, the SNCR denitrification system of 4# and 5# power units retired and became a backup system in May 2014. According to the appraisal result provided by technician of Production technology department, the SNCR denitrification system with severe corrosion due to a long-time operation suspension will cause safety issue, therefore this item with original cost of RMB44 million and net book value of RMB25 million was scrapped.
(vii)	In 2020, two batches of coal storage yard windbreak, dust suppression walls, rotary heat exchangers, and 8 absorption tower circulating pumps was dismantled due to a technical upgrade and improvement project. According to the technical appraisal result provided by technicians of productions technology department, these equipment were scrapped with original cost of RMB67 million and the net book value of RMB25 million.

(viii) In 2020, 2# condenser and other equipment failed to meet technical standards due to a system upgrade and improvement. According to the appraisal result provided by technician of production and technology department, 96 dismantled items with original cost of RMB130 million and the net book value of RMB26 million were scrapped , resulting in a net loss of RMB24 million.

(ix)  In 2020, the DCS equipment of the unit 1#, certain production equipment, tools and instruments failed to meet technical standards due to a system upgrade and improvement. According to the appraisal result provided by technician of the Production technology department, 130 dismantled items with original cost of RMB145 million and the net book value of RMB RMB23 million were scrapped , resulting in a net loss of RMB20 million.

Security

As at 31 December 2020 and 2019, certain property, plant and equipment were pledged to banks as collateral for short-term (Note 29) and long-term loans (Note 23).

7	Property, plant and equipment (continued)

Buildings without ownership certificate

At 31 December 2020, the Group was in the process of applying for the ownership certificate for certain buildings (buildings for power generation were included in electric utility plant in service) with an aggregate net book value of RMB6,209 million (2019: RMB7,779 million). Management are of the opinion that the Group is entitled to lawfully and validly occupy and use of the abovementioned buildings. There have been no litigations, claims or assessments against the Group for compensation with respect to the use of these buildings as at the date of approval of these financial statements.